EXHIBIT 21
PEPSICO, INC. SUBSIDIARIES

Entity Name	Jurisdiction
Abechuko Inversiones, S.L.	Spain
Alikate Inversiones, S.L.	Spain
Alimentos del Istmo, S.A.	Panama
Alimentos Quaker Oats y Compania Limitada	Guatemala
Alimesa S.A.	Argentina
Amavale Agricola Ltda.	Brazil
Anderson Hill Insurance Limited	Bermuda
Aquafina Inversiones, S.L.	Spain
Asia Bottlers Limited	China
BAESA Capital Corporation Ltd.	Cayman Islands
Balmoral Industries LLC	United States, Delaware
Bare Foods Co.	United States, Delaware
Barrhead LLC	United States, Delaware
Beaman Bottling Company	United States, Delaware
Bebidas Sudamerica S.A.	Argentina
Beech Limited	Cayman Islands
Beimiguel Inversiones, S.L.	Spain
Bell Taco Funding Syndicate	Australia
Bendler Investments II Ltd	United Kingdom
Bendler Investments S.à r.l	Luxembourg
Beverage Services Limited	Bermuda
Beverages, Foods & Service Industries, Inc.	United States, Delaware
Bishkeksut, OJSC	Kyrgyzstan
Blaue NC, S. de R.L. de C.V.	Mexico
Bluebird Foods Limited	New Zealand
Bluecan Holdings Unlimited Company	Ireland
Bolsherechensky Molkombinat, JSC	Russia
Boquitas Fiestas S.R.L.	Honduras
Boquitas Fiestas, LLC	United States, Delaware
Bottling Group Financing, LLC	United States, Delaware
Bottling Group Holdings, LLC	United States, Delaware
Bottling Group, LLC	United States, Delaware
Brading Holding S.à r.l	Luxembourg
Bronte Industries, Ltd	United Kingdom
BUG de Mexico, S.A. de C.V.	Mexico
C & I Leasing, Inc.	United States, Maryland
Canguro Rojo Inversiones, S.L.	Spain
Caroni Investments, LLC	United States, Delaware
CEME Holdings, LLC	United States, Delaware
Centro-Mediterranea de Bebidas Carbonicas PepsiCo, S.L.	Spain
ChampBev, Inc.	United States, California
China Concentrate Holdings (Hong Kong) Limited	Hong Kong
Chipsy for Food Industries S.A.E.	Egypt
Chipsy International for Food Industries S.A.E.	Egypt
Cipa Industrial de Produtos Alimentares Ltda.	Brazil
Cipa Nordeste Industrial de Produtos Alimentares Ltda.	Brazil
CMC Investment Company	Bermuda
Cocina Autentica, Inc.	United States, Delaware

Comercializadora CMC Investment y Compania Limitada	Guatemala
Comercializadora Nacional SAS Ltda.	Colombia
Comercializadora PepsiCo Mexico, S de R.L. de C.V.	Mexico
Compania de Bebidas PepsiCo, S.L.	Spain
Concentrate Holding Uruguay Pte. Ltd.	Singapore
Concentrate Manufacturing (Singapore) Pte. Ltd.	Singapore
Confiteria Alegro, S. de R.L. de C.V.	Mexico
Copper Beech International, LLC	United States, Delaware
Corina Snacks Limited	Cyprus
Corporativo Internacional Mexicano, S. de R.L. de C.V.	Mexico
CytoSport Holdings, Inc.	United States, Delaware
CytoSport, Inc.	United States, California
Davlyn Realty Corporation	United States, Delaware
Defosto Holdings Limited	Cyprus
Desarrollo Inmobiliario Gamesa, S. de R.L. de C.V.	Mexico
Donon Holdings Limited	Cyprus
Drinkfinity USA, Inc.	United States, Delaware
Duo Juice Company	United States, Delaware
Duo Juice Company B.V.	Netherlands
Dutch Snacks Holding, S.A. de C.V.	Mexico
Duyvis Production B.V.	Netherlands
Echo Bay Holdings, Inc.	United States, Delaware
Elaboradora Argentina de Cereales S.R.L.	Argentina
Enfolg Inversiones, S.L.	Spain
Enter Logistica, LLC	Russia
Environ at Inverrary Partnership	United States, Florida
Environ of Inverrary, Inc.	United States, Florida
EPIC Enterprises, Inc.	United States, Massachusetts
Eridanus Investments S.à r.l	Luxembourg
Evercrisp Snack Productos de Chile S.A.	Chile
Fabrica de Productos Alimenticios Rene y Cia S.C.A.	Guatemala
Fabrica de Productos Rene LLC	United States, Delaware
Fabrica PepsiCo Mexicali, S. de R.L. de C.V.	Mexico
Fairlight International SRL	Barbados
Far East Bottlers (Hong Kong) Limited	Hong Kong
FL Transportation, Inc.	United States, Delaware
FLI Andean, LLC	United States, Delaware
FLI Colombia, LLC	United States, Delaware
FLI Snacks Andean GP, LLC	United States, Delaware
Forest Akers Nederland B.V.	Netherlands
Fovarosi Asvanyviz es Uditoipari Zartkoruen Mukodo Reszvenytarsasag	Hungary
Freshwater International B.V.	Netherlands
Frito Lay (Hungary) Trading and Manufacturing Limited Liability Company	Hungary
Frito Lay de Guatemala y Compania Limitada	Guatemala
Frito Lay Gida Sanayi Ve Ticaret Anonim Sirketi	Turkey
Frito Lay Poland Sp. z o.o.	Poland
Frito Lay Sp. z o.o.	Poland
Frito-Lay Australia Holdings Pty Limited	Australia
Frito-Lay Dip Company, Inc.	United States, Delaware
Frito-Lay Dominicana, S.A.	Dominican Republic
Frito-Lay Global Investments B.V.	Netherlands
Frito-Lay Investments B.V.	Netherlands
Frito-Lay Manufacturing LLC	Russia

Frito-Lay Netherlands Holding B.V.	Netherlands
Frito-Lay North America, Inc.	United States, Delaware
Frito-Lay Sales, Inc.	United States, Delaware
Frito-Lay Trading Company (Europe) GmbH	Switzerland
Frito-Lay Trading Company (Poland) GmbH	Switzerland
Frito-Lay Trading Company GmbH	Switzerland
Frito-Lay Trinidad Unlimited	Trinidad And Tobago
Frito-Lay, Inc.	United States, Delaware
Fruko Mesrubat Sanayi Limited Sirketi	Turkey
Fundacion Frito Lay de Guatemala	Guatemala
Fundacion Frito Lay Dominicana	Dominican Republic
Fundacion PepsiCo	Peru
Fundacion PepsiCo de Argentina	Argentina
Fundacion PepsiCo Mexico, A.C.	Mexico
Gambrinus Investments Limited	Cayman Islands
Gamesa LLC	United States, Delaware
Gamesa, S. de R.L. de C.V.	Mexico
Gas Natural de Merida, S. A. de C. V.	Mexico
Gatika Inversiones, S.L.	Spain
Gatorade Puerto Rico Company	United States, Delaware
GB Czech, LLC	United States, Delaware
GB International, Inc.	United States, Delaware
GB Russia LLC	United States, Delaware
GB Slovak, LLC	United States, Delaware
General Bottlers of Hungary, Inc.	United States, Delaware
GMP Manufacturing, Inc.	United States, California
Golden Grain Company	United States, California
Goveh S.R.L.	Peru
Grayhawk Leasing, LLC	United States, Delaware
Green Hemlock International, LLC	United States, Delaware
Greip Inversiones, S.L.	Spain
Grupo Frito Lay y Compania Limitada	Guatemala
Grupo Gamesa, S. de R.L. de C.V.	Mexico
Grupo Sabritas, S. de R.L. de C.V.	Mexico
Gulkevichskiy Maslozavod, JSC	Russia
Health Warrior, Inc.	United States, Delaware
Heathland, LP	United States, Delaware
Helioscope Limited	Cyprus
Hillbrook, Inc.	United States, Vermont
Hillgrove, Inc.	United States, Delaware
Hillwood Bottling, LLC	United States, Delaware
Hogganfield Limited Partnership	United Kingdom
Holding Company "Opolie" JSC	Russia
Homefinding Company of Texas	United States, Texas
Hudson Valley Insurance Company	United States, New York
IC Equities, Inc.	United States, Delaware
Ignite Acquisition, Inc.	United States, Delaware
Inmobiliaria Interamericana, S.A. De C.V.	Mexico
Integrated Beverage Services (Bangladesh) Limited	Bangladesh
Integrated Foods & Beverages Pvt. Ltd.	Bangladesh
International Bottlers Management Co. LLC	United States, Delaware
International Bottlers-Almaty Limited Liability Partnership	Kazakhstan
International KAS Aktiengesellschaft	Liechtenstein

Inversiones Borneo S.R.L.	Peru
Inversiones PFI Chile Limitada	Chile
Inviting Foods Holdings, Inc.	United States, Delaware
Inviting Foods LLC	United States, Delaware
IZZE Beverage Co.	United States, Delaware
Jatabe Inversiones, S.L.	Spain
Jugodesalud Inversiones, S.L.	Spain
Jungla Mar del Sur, S.A.	Costa Rica
KAS Anorthosis S.à r.l	Luxembourg
KAS S.L.	Spain
KeVita, Inc.	United States, California
Kinvara, LLC	United States, Delaware
Kungursky Molkombinat, JSC	Russia
Larragana S.L.	Spain
Latin American Holdings Ltd.	Cayman Islands
Latin American Snack Foods ApS	Denmark
Latin Foods International, LLC	United States, Delaware
Latvian Snacks SIA	Latvia
Lebedyansky Holdings, LLC	Russia
Lebedyansky, LLC	Russia
Limited Liability Company "Sandora"	Ukraine
Linkbay Limited	Cyprus
Lithuanian Snacks UAB	Lithuania
Lorencito Inversiones, S.L.	Spain
Maizoro, S. de R.L. de C.V.	Mexico
Manurga Inversiones, S.L.	Spain
Marbo d.o.o. Laktasi	Bosnia and Herzegovina
Marbo Product d.o.o. Beograd	Serbia
Matudis - Comercio de Produtos Alimentares, Limitada	Portugal
Matutano - Sociedade de Produtos Alimentares, Lda.	Portugal
Mid-America Improvement Corporation	United States, Illinois
Miglioni Inversiones, S.L.	Spain
Mountainview Insurance Company, Inc.	United States, Vermont
Nadamas Inversiones, S.L.	Spain
Naked Juice Co.	United States, Pennsylvania
Naked Juice Co. of Glendora, Inc.	United States, California
NCJV, LLC	United States, Delaware
New Bern Transport Corporation	United States, Delaware
New Century Beverage Company, LLC	United States, Delaware
Noble Leasing LLC	United States, Delaware
Northeast Hot-Fill Co-op, Inc.	United States, Delaware
Office at Solyanka LLC	Russia
Onbiso Inversiones, S.L.	Spain
One World Enterprises, LLC	United States, Delaware
One World Investors, Inc.	United States, Delaware
P.B.I. Fruit Juice Company BVBA	Belgium
P-A Barbados Bottling Company, LLC	United States, Delaware
P-A Bottlers (Barbados) SRL	Barbados
P-Americas, LLC	United States, Delaware
Panafota Holdings Unlimited Company	Ireland
Papas Chips S.A.	Uruguay
PAS Luxembourg, S.à r.l	Luxembourg
PAS Netherlands B.V.	Netherlands

PBG Canada Holdings II, LLC	United States, Delaware
PBG Canada Holdings, Inc.	United States, Delaware
PBG Cyprus Holdings Limited	Cyprus
PBG Investment Partnership	Canada
PBG Midwest Holdings S.à r.l	Luxembourg
PBG Mohegan Holdings Limited	Gibraltar
PBG Soda Can Holdings, S.à r.l	Luxembourg
PCBL, LLC	United States, Delaware
PCNA Manufacturing, Inc.	United States, Delaware
PCTI Puerto Rico, Inc.	Puerto Rico
Pei N.V.	Curacao
Pep Trade LLC	Egypt
Pepsi B.V.	Netherlands
Pepsi Beverages Holdings, Inc.	United States, Delaware
Pepsi Bottling Group Global Finance, LLC	United States, Delaware
Pepsi Bottling Group GmbH	Germany
Pepsi Bottling Group Hoosiers B.V.	Netherlands
Pepsi Bottling Holdings, Inc.	United States, Delaware
Pepsi Bugshan Investments S.A.E.	Egypt
Pepsi Cola Colombia Ltda	Colombia
Pepsi Cola Egypt S.A.E.	Egypt
Pepsi Cola Servis Ve Dagitim Limited Sirketi	Turkey
Pepsi Cola Trading Ireland	Ireland
Pepsi Logistics Company, Inc.	United States, Delaware
Pepsi Northwest Beverages LLC	United States, Delaware
Pepsi Overseas (Investments) Partnership	Canada
Pepsi Promotions, Inc.	United States, Delaware
PepsiAmericas Nemzetkozi Szolgaltato Korlatolt Felelossegu Tarsasag	Hungary
PepsiCo (China) Limited	China
PepsiCo (Gibraltar) Limited	Gibraltar
PepsiCo (Malaysia) Sdn. Bhd.	Malaysia
PepsiCo Alimentos Colombia Ltda.	Colombia
PepsiCo Alimentos de Bolivia S.R.L.	Bolivia
PepsiCo Alimentos Ecuador Cia. Ltda.	Ecuador
PepsiCo Alimentos Z.F., Ltda.	Colombia
PepsiCo Amacoco Bebidas Do Brasil Ltda.	Brazil
PepsiCo Antilles Holdings N.V.	Curacao
PepsiCo ANZ Holdings Pty Ltd	Australia
PepsiCo Armenia LLC	Armenia
PepsiCo Asia Research & Development Center Company Limited	China
PepsiCo Australia Financing Pty Ltd	Australia
PepsiCo Australia Holdings Pty Limited	Australia
PepsiCo Australia International	Australia
PepsiCo Austria Services GmbH	Austria
PepsiCo Azerbaijan Limited Liability Company	Azerbaijan
PepsiCo BeLux BVBA	Belgium
PepsiCo Beverage Singapore Pty Ltd	Australia
PepsiCo Beverages (Hong Kong) Limited	Hong Kong
PepsiCo Beverages Bermuda Limited	Bermuda
PepsiCo Beverages International Limited	Nigeria
PepsiCo Beverages Italia Societa' A Responsabilita' Limitata	Italy
PepsiCo Beverages Switzerland GmbH	Switzerland
PepsiCo Canada (Holdings) ULC	Canada

PepsiCo Canada Finance, LLC	United States, Delaware
PepsiCo Canada Investment ULC	Canada
PepsiCo Canada ULC	Canada
PepsiCo Captive Holdings, Inc.	United States, Delaware
PepsiCo Caribbean, Inc.	Puerto Rico
PepsiCo Consulting Polska Sp. z o.o.	Poland
PepsiCo Dairy Management (Hong Kong) Limited	Hong Kong
PepsiCo de Argentina S.R.L.	Argentina
PepsiCo De Bolivia S.R.L.	Bolivia
PepsiCo de Mexico S. de R.L. de C.V.	Mexico
PepsiCo Del Paraguay S.R.L.	Paraguay
PepsiCo Deutschland GmbH	Germany
PepsiCo do Brasil Indústria e Comércio de Alimentos Ltda.	Brazil
PepsiCo do Brasil Ltda.	Brazil
PepsiCo Eesti AS	Estonia
PepsiCo Euro Bermuda Limited	Bermuda
PepsiCo Euro Finance Antilles B.V.	Curacao
PepsiCo Europe Support Center, S.L.	Spain
PepsiCo Finance (Antilles A) N.V.	United States, Delaware
PepsiCo Finance (Antilles B) N.V.	Curacao
PepsiCo Finance (South Africa) (Proprietary) Limited	South Africa
PepsiCo Financial Shared Services, Inc.	United States, Delaware
PepsiCo Food & Beverage Holdings Hong Kong Limited	Hong Kong
PepsiCo Foods (China) Company Limited	China
PepsiCo Foods (Private) Limited	Pakistan
PepsiCo Foods (Sichuan) Co., Ltd.	China
PepsiCo Foods Group Pty Ltd	Australia
PepsiCo Foods Nigeria Limited	Nigeria
PepsiCo Foods Taiwan Co., Ltd.	Taiwan
PepsiCo Foods Vietnam Company	Vietnam
PepsiCo Foods, A.I.E.	Spain
PepsiCo France SNC	France
PepsiCo Global Business Services India LLP	India
PepsiCo Global Business Services Poland Sp. z o.o.	Poland
PepsiCo Global Holdings Limited	Bermuda
PepsiCo Global Investments B.V.	Netherlands
PepsiCo Global Investments S.à r.l	Luxembourg
PepsiCo Global Mobility, LLC	United States, Delaware
PepsiCo Global Real Estate, Inc.	United States, Delaware
PepsiCo Global Trading Solutions Unlimited Company	Ireland
PepsiCo Golden Holdings, Inc.	United States, Delaware
PepsiCo Group Finance International B.V.	Netherlands
PepsiCo Group Holdings International B.V.	Netherlands
PepsiCo Group Spotswood Holdings S.C.S.	Luxembourg
PepsiCo Group, Societe Cooperative	Luxembourg
PepsiCo Gulf International FZE	United Arab Emirates
PepsiCo Holding de Espana S.L.	Spain
PepsiCo Holdings	United Kingdom
PepsiCo Holdings Hong Kong Limited	Hong Kong
PepsiCo Holdings Toshkent LLC	Uzbekistan
PepsiCo Holdings, LLC	Russia
PepsiCo Hong Kong, LLC	United States, Delaware
PepsiCo Iberia Servicios Centrales, S.L.	Spain

PepsiCo India Holdings Private Limited	India
PepsiCo India Sales Private Limited	India
PepsiCo Internacional México, S. de R. L. de C. V.	Mexico
PepsiCo International Hong Kong Limited	Hong Kong
PepsiCo International Limited	United Kingdom
PepsiCo International Pte Ltd.	Singapore
PepsiCo Investments (Europe) I B.V.	Netherlands
PepsiCo Investments Ltd.	Mauritius
PepsiCo Ireland Food & Beverages Unlimited Company	Ireland
PepsiCo Japan Co., Ltd.	Japan
PepsiCo Light B.V.	Netherlands
PepsiCo Logistyka Sp. z o.o.	Poland
PepsiCo Management Services SAS	France
PepsiCo Manufacturing, A.I.E.	Spain
PepsiCo Max B.V.	Netherlands
PepsiCo Nederland B.V.	Netherlands
PepsiCo Nordic Denmark ApS	Denmark
PepsiCo Nordic Finland Oy	Finland
PepsiCo Nordic Norway AS	Norway
PepsiCo Nutrition Trading DMCC	United Arab Emirates
PepsiCo One B.V.	Netherlands
PepsiCo Overseas Corporation	United States, Delaware
PepsiCo Panimex Inc	Mauritius
PepsiCo Products B.V.	Netherlands
PepsiCo Products FLLC	Belarus
PepsiCo Puerto Rico, Inc.	United States, Delaware
PepsiCo Sales, Inc.	United States, Delaware
PepsiCo Sales, LLC	United States, Delaware
PepsiCo Services Asia Ltd.	Thailand
PepsiCo Services CZ s.r.o.	Czech Republic
PepsiCo Services, LLC	United States, Delaware
PepsiCo Twist B.V.	Netherlands
PepsiCo UK Pension Plan Trustee Limited	United Kingdom
PepsiCo Ventures B.V.	Netherlands
PepsiCo Wave Holdings LLC	United States, Delaware
PepsiCo World Trading Company, Inc.	United States, Delaware
PepsiCo-IVI EPE	Greece
Pepsi-Cola (Bermuda) Limited	Bermuda
Pepsi-Cola (Thai) Trading Co., Ltd.	Thailand
Pepsi-Cola Advertising and Marketing, Inc.	United States, Delaware
Pepsi-Cola Bottlers Holding C.V.	Netherlands
Pepsi-Cola Bottling Company of Ft. Lauderdale-Palm Beach, LLC	United States, Florida
Pepsi-Cola Bottling Company Of St. Louis, Inc.	United States, Missouri
Pepsi-Cola Company	United States, Delaware
Pepsi-Cola de Honduras S.R.L.	Honduras
Pepsi-Cola Ecuador Cia. Ltda.	Ecuador
Pepsi-Cola Far East Trade Development Co., Inc.	Philippines
Pepsi-Cola Finance, LLC	United States, Delaware
Pepsi-Cola General Bottlers Poland Sp. z o.o.	Poland
Pepsi-Cola Industrial da Amazonia Ltda.	Brazil
PepsiCola Interamericana de Guatemala S.A.	Guatemala
Pepsi-Cola International (Private) Limited	Pakistan
Pepsi-Cola International Limited	Bermuda

Pepsi-Cola International Limited (U.S.A.)	United States, Delaware
Pepsi-Cola International, Cork	Ireland
Pepsi-Cola Korea Co., Ltd.	Korea, Republic Of
Pepsi-Cola Management and Administrative Services, Inc.	United States, Delaware
Pepsi-Cola Manufacturing (Mediterranean) Limited	Bermuda
Pepsi-Cola Manufacturing Company Of Uruguay S.R.L.	Uruguay
Pepsi-Cola Manufacturing International, Limited	Bermuda
Pepsi-Cola Marketing Corp. Of P.R., Inc.	Puerto Rico
Pepsi-Cola Mediterranean, Ltd.	United States, Wyoming
Pepsi-Cola Metropolitan Bottling Company, Inc.	United States, New Jersey
Pepsi-Cola Mexicana Holdings LLC	United States, Delaware
Pepsi-Cola Mexicana, S. de R.L. de C.V.	Mexico
Pepsi-Cola National Marketing, LLC	United States, Delaware
Pepsi-Cola of Corvallis, Inc.	United States, Oregon
Pepsi-Cola Operating Company Of Chesapeake And Indianapolis	United States, Delaware
Pepsi-Cola Panamericana S.R.L.	Peru
Pepsi-Cola Sales and Distribution, Inc.	United States, Delaware
Pepsi-Cola Technical Operations, Inc.	United States, Delaware
Pet Iberia S.L.	Spain
Pete & Johnny Limited	United Kingdom
Pine International Limited	Cayman Islands
Pine International, LLC	United States, Delaware
Pinstripe Leasing, LLC	United States, Delaware
Pipers Crisps Limited	United Kingdom
PlayCo, Inc.	United States, Delaware
Portfolio Concentrate Solutions Unlimited Company	Ireland
PR Beverages Bermuda Holding Ltd.	Bermuda
PR Beverages Cyprus (Russia) Holding Limited	Cyprus
PR Beverages Cyprus Holding Limited	Cyprus
PRB Luxembourg International S.à r.l	Luxembourg
PRB Luxembourg S.à r.l	Luxembourg
Premier Nutrition Trading L.L.C.	United Arab Emirates
Prestwick LLC	United States, Delaware
Prev PepsiCo Sociedade Previdenciaria	Brazil
Productos S.A.S. C.V.	Netherlands
Productos SAS Management B.V.	Netherlands
PRS, Inc.	United States, Delaware
PSAS Inversiones LLC	United States, Delaware
PSE Logistica S.R.L.	Argentina
PT Quaker Indonesia	Indonesia
Punch N.V.	Curacao
Punica Getranke GmbH	Germany
Q O Puerto Rico, Inc.	Puerto Rico
QFL OHQ Sdn. Bhd.	Malaysia
QTG Development, Inc.	United States, Delaware
QTG Services, Inc.	United States, Delaware
Quadrant - Amroq Beverages S.R.L.	Romania
Quaker Development B.V.	Netherlands
Quaker European Beverages, LLC	United States, Delaware
Quaker European Investments B.V.	Netherlands
Quaker Foods	United Kingdom
Quaker Global Investments B.V.	Netherlands
Quaker Holdings (UK) Limited	United Kingdom

Quaker Manufacturing, LLC	United States, Delaware
Quaker Oats Asia, Inc.	United States, Delaware
Quaker Oats Australia Pty Ltd	Australia
Quaker Oats B.V.	Netherlands
Quaker Oats Capital Corporation	United States, Delaware
Quaker Oats Europe LLC	United States, Delaware
Quaker Oats Europe, Inc.	United States, Delaware
Quaker Oats Limited	United Kingdom
Quaker Sales & Distribution, Inc.	United States, Delaware
Raptas Finance S.à r.l.	Luxembourg
Rare Fare Foods, LLC	United States, Delaware
Rare Fare Holdings, Inc.	United States, Delaware
Rasines Inversiones, S.L.	Spain
Reading Industries, Ltd	United Kingdom
Real Estate Holdings, LLC	Puerto Rico
Rebujito Inversiones, S.L.	Spain
Rolling Frito-Lay Sales, LP	United States, Delaware
Ronkas Inversiones, S.L.	Spain
S & T of Mississippi, Inc.	United States, Mississippi
Sabritas de Costa Rica, S. de R.L.	Costa Rica
Sabritas Snacks America Latina de Nicaragua y Cia, Ltda	Nicaragua
Sabritas y Cia. S en C de C.V.	El Salvador
Sabritas, LLC	United States, Delaware
Sabritas, S. de R.L. de C.V.	Mexico
Sakata Rice Snacks Australia Pty Ltd	Australia
Sandora Holdings B.V.	Netherlands
Saudi Snack Foods Company Limited	Saudi Arabia
Sea Eagle International SRL	Barbados
Seepoint Holdings Ltd.	Cyprus
Senselet Food Processing PLC	Ethiopia
Senselet Holding B.V.	Netherlands
Servicios Gamesa Puerto Rico, L.L.C.	Puerto Rico
Servicios GBF, Sociedad de Responsabilidad Limitada	Honduras
Servicios GFLG y Compania Limitada	Guatemala
Servicios SYC, S. de R.L. de C.V.	El Salvador
Seven-Up Asia, Inc.	United States, Missouri
Seven-Up Light B.V.	Netherlands
Seven-Up Nederland B.V.	Netherlands
Shanghai PepsiCo Snack Company Limited	China
Shanghai YuHo Agricultural Development Co., Ltd	China
Shoebill, LLC	United States, Delaware
SIH International, LLC	United States, Delaware
Simba (Proprietary) Limited	South Africa
Sitka Spruce	South Africa
Smartfoods, Inc.	United States, Delaware
Smiths Crisps Limited	United Kingdom
Snack Food Investments GmbH	Switzerland
Snack Food Investments II GmbH	Switzerland
Snack Food Investments Limited	Bermuda
Snack Food-Beverage Asia Products Limited	Hong Kong
Snacks America Latina S.R.L.	Peru
Snacks Guatemala, Ltd.	Bermuda
Soda Trend GmbH	Germany

Soda-Club (CO2) Atlantic GmbH	Switzerland
Soda-Club (CO2) SA	Switzerland
Soda-Club CO2 Ltd.	British Virgin Islands
Soda-Club Switzerland GmbH	Switzerland
Soda-Club Worldwide B.V.	Netherlands
SodaStream (CO2) SA	Switzerland
SodaStream (New Zealand) Ltd.	New Zealand
SodaStream (SA) (Pty) Ltd.	South Africa
SodaStream (Switzerland) AG	Switzerland
SodaStream Australia Pty Ltd	Australia
SodaStream Canada Ltd.	Canada
SodaStream Enterprises N.V.	Netherlands
SodaStream France SAS	France
SodaStream GmbH	Germany
SodaStream Industries Ltd.	Israel
SodaStream International B.V.	Netherlands
SodaStream International Ltd.	Israel
SodaStream Israel Ltd.	Israel
SodaStream K.K.	Japan
SodaStream Nordics AB	Sweden
SodaStream Österreich GmbH	Austria
SodaStream USA, Inc.	United States, Delaware
South Beach Beverage Company, Inc.	United States, Delaware
South Properties, Inc.	United States, Illinois
Springboig Industries, Ltd	United Kingdom
Spruce Limited	Cayman Islands
Stacy's Pita Chip Company, Incorporated	United States, Massachusetts
Star Foods E.M. S.R.L.	Romania
Stepplan Inversiones, S.L.	Spain
Stokely-Van Camp, Inc.	United States, Indiana
Stratosphere Communications Pty Ltd	Australia
Stratosphere Holdings (2018) Limited	New Zealand
SVC Logistics, Inc.	United States, Delaware
SVC Manufacturing, Inc.	United States, Delaware
SVE Russia Holdings GmbH	Germany
Tasman Finance S.à r.l	Luxembourg
Tasty Foods S.A.	Greece
TFL Holdings, LLC	United States, Delaware
The Concentrate Manufacturing Company Of Ireland	Ireland
The Gatorade Company	United States, Delaware
The Pepsi Bottling Group (Canada), ULC	Canada
The Quaker Oats Company	United States, New Jersey
The Smith's Snackfood Company Pty Limited	Australia
Thomond Group Holdings Limited	Hong Kong
Tobago Snack Holdings, LLC	United States, Delaware
Tropicana Alvalle S.L.	Spain
Tropicana Beverages Greater China Limited	Hong Kong
Tropicana Europe N.V.	Belgium
Tropicana Manufacturing Company, Inc.	United States, Delaware
Tropicana Products Sales, Inc.	United States, Delaware
Tropicana Products, Inc.	United States, Delaware
Tropicana Services, Inc.	United States, Florida
Tropicana Transportation Corp.	United States, Delaware

Tropicana United Kingdom Limited	United Kingdom
Troya-Ultra LLC	Russia
United Foods Companies Restaurantes S.A.	Brazil
VentureCo (Israel) Ltd	Israel
Veurne Snack Foods BVBA	Belgium
Vitamin Brands Ltd.	United Kingdom
Walkers Crisps Limited	United Kingdom
Walkers Group Limited	United Kingdom
Walkers Snack Foods Limited	United Kingdom
Walkers Snacks (Distribution) Limited	United Kingdom
Walkers Snacks Limited	United Kingdom
Wesellsoda Inversiones, S.L.	Spain
Whitman Corporation	United States, Delaware
Whitman Insurance Co. Ltd.	United States, Vermont
Wimm-Bill-Dann Beverages, JSC	Russia
Wimm-Bill-Dann Brands Co. Ltd.	Russia
Wimm-Bill-Dann Central Asia-Almaty, LLP	Kazakhstan
Wimm-Bill-Dann Foods LLC	Russia
Wimm-Bill-Dann Georgia Ltd.	Georgia
Wimm-Bill-Dann JSC	Russia
Wimm-Bill-Dann Ukraine, PJSC	Ukraine